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Independent Accountants’ Report on Applying Agreed-Upon Procedures

BMW Financial Services NA, LLC (the “Company”)
J.P. Morgan Securities LLC
(collectively, the “Specified Parties”)

Re:	BMW Vehicle Owner Trust Asset Backed Notes, Series 2016-A

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to the portfolio of auto receivables which we were informed are intended to be included as collateral in the offering of the BMW Vehicle Owner Trust Asset Backed Notes, Series 2016-A. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.
•	The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.
•	The phrase “Loan File Procedures Cutoff Date” means April 30, 2016.
•	The phrase “Title Documents” means collectively the Certificate of Title, Application for Title, Lien Statement or Electronic Title Document or Title Request Form.
•	The phrase “Company’s Database System” means collectively the Company’s Customer Express, Funding and LoanCenter systems.
•	The phrase “Source Documents” means collectively the Motor Vehicle Contract, Modification Letter, Rate Adjustment Letter, Customer’s Billing Statement, Title Documents, Company’s Database System and additional information provided by the Company.
•	The phrase “Initial Loan File Procedures Data File” means the computer file containing information on 47,750 auto receivables as of the Loan File Procedures Cutoff Date provided by the Company on May 18, 2016.
•	The phrase “Additional Loan File Procedures Accounts File” means the computer file containing the account numbers on 51,621 auto receivables (the “Additional Loans”) as of the Loan File Procedures Cutoff Date provided by the Company on May 27, 2016.
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BMW Vehicle Owner Trust Asset Backed Notes, Series 2016-A
June 17, 2016

•	The phrase “Additional Loan File Procedures Data File” means the computer file containing information on the Additional Loans as of the Loan File Procedures Cutoff Date provided by the Company on May 31, 2016.
•	The phrase “Loan File Procedures Data Files” means the Initial Loan File Procedures Data File and the Additional Loan File Procedures Data File.
The Company is responsible for the Additional Loan File Procedures Accounts File, Loan File Procedures Data Files and Source Documents.
A.   We were instructed by the Company to randomly select 100 auto receivables from the Initial Loan File Procedures Data File and 40 auto receivables from the Additional Loan File Procedures Accounts File (together, the “Selected Receivables”).  For the purpose of this procedure, the Company did not inform us as to the basis for how they selected the number of auto receivables that we were instructed to randomly select from the Initial Loan File Procedures Data File and the Additional Loan File Procedures Accounts File.
B.    At the request of the Specified Parties, for each Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents.  Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.

Attribute	Source Document(s)
Loan Number	Company’s Customer Express System
First Payment Date	Motor Vehicle Contract
Original Amount Financed	Motor Vehicle Contract
Current Principal Balance	Company’s Customer Express System
New/Used Classification	Motor Vehicle Contract. We were instructed by the Company to deem the vehicle Classification as “New” if the motor vehicle was a service loaner car.
Interest Rate	Motor Vehicle Contract, Modification Letter or Rate Adjustment Letter
Monthly Payment Amount	Motor Vehicle Contract or Modification Letter
Original Term to Maturity	Motor Vehicle Contract
Maturity Date	Motor Vehicle Contract or Customer’s Billing Statement. We were instructed by the Company to deem the Maturity Date to be in agreement if the difference was not greater than 1 day.
State of Registration	Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form
Vehicle Identification Number	Motor Vehicle Contract

BMW Vehicle Owner Trust Asset Backed Notes, Series 2016-A
June 17, 2016

Attribute	Source Document(s)
Vehicle Model Year	Motor Vehicle Contract
Adjusted Manufacturer’s Suggested Retail Price	Motor Vehicle Contract or Company’s Funding System
FICO Credit Score	Company’s Funding or LoanCenter System
Remaining Term to Maturity	We recomputed using the First Payment Date and the Original Term to Maturity contained in the Motor Vehicle Loan Agreement.
Days Past Due
We recomputed the Days Past Due as follows: (i) if the paid through date set forth in the Company’s Database System was prior to the Loan File Procedures Cutoff Date, we recomputed the number of days past due as the number of days between the Loan File Procedures Cutoff Date and the due date set forth in the Company’s Database System, and (ii) if the paid through date set forth in the Company’s Database System was on or after the Loan File Procedures Cutoff Date, we were instructed by the Company to assume the number of days past due was zero.

Certificate of Title	Title Documents

We found the information listed above regarding the Selected Receivables to be in agreement with the corresponding information in the respective Source Documents noted above.

C.   We observed that the Title Documents for each Selected Receivable indicated BMW Bank of North America, a wholly owned subsidiary of BMW Financial Services NA, LLC, as the first lienholder of the vehicle. We did not perform any procedures to determine if the Title Documents complied with the Company's guidelines for preparation and make no representation to the validity of the security interest.
D.   We observed the original Motor Vehicle Contract and noted that each contract was signed.  We make no representation as to the authenticity of the signatures.
There were no conclusions that resulted from the procedures.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Source Documents, Additional Loan File Procedures Accounts File, Loan File Procedures Data Files or provided by the Company, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions or information provided to us by the Company, (ii) the physical existence of the Loan contracts, (iii) the

BMW Vehicle Owner Trust Asset Backed Notes, Series 2016-A
June 17, 2016

reliability or accuracy of the Source Documents, Additional Loan File Procedures Accounts File, Loan File Procedures Data Files or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the auto receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such auto receivable being securitized, (iii) the compliance of the originator of the auto receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the auto receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the BMW Financial Services NA, LLC and J.P. Morgan Securities LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

June 17, 2016